SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported):

                      November 1, 2004 (October 28, 2004)


                               RUBY MINING COMPANY
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             (Exact Name of Registrant as Specified in its Charter)


          Colorado                       0-7501                  81-0214117
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(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
      of incorporation)                                      Identification No.)

  One Securities Centre, 3490 Piedmont Road, Suite 304, Atlanta, Georgia 30305
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                    (Address of principal executive offices)

                                  404-231-8500
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425).

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 5.02 APPOINTMENT OF A DIRECTOR

The Board of Directors of Ruby Mining Company is pleased to report the appointment on October 29, 2004 by unanimous Board consent, of Marc Geriene, a resident of Kirkland, Washington and President of Nova Marine Exploration, Inc., as a director of Ruby Mining Company. Mr. Geriene will serve until the next annual meeting of shareholders. Please refer to the attached press release.



ITEM 7.01 REGULATION FD DISCLOSURE

The Company posted on October 28, 2004 the attached statement on its Admiralty Corporation website (www.admiraltycorporation.com) entitled "The Future". This statement was in answer to a shareholder's question and deemed appropriate for general public release. Please refer to the attached copy of this answer.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                            RUBY MINING COMPANY
                                            (Registrant)


Dated: November 1, 2004                     By:   /s/  Howard Collingwood
                                                --------------------------------
                                                G. Howard Collingwood
                                                Chairman and CEO

RUBY MINING COMPANY ELECTS MARC GERIENE TO BOARD OF DIRECTORS

ATLANTA, FRIDAY, OCTOBER 29, 2004 (PRIMEZONE)- RUBY MINING COMPANY (OTCBB:
RUBM.OB - NEWS), conducting operations through its subsidiary, Admiralty Corporation (Admiralty), announced today that Marc Geriene, Vice-President and Director of Nova Marine Exploration, Inc. and President and Co-Founder of Nova Ray(R), Inc. has been named to Ruby's Board of Directors.

Mr. Geriene is a co-inventor of the Nova Ray(R) ROV (Remotely Operated Vehicle) and has provided vision, leadership and direction for the Nova Ray(R) technology and market applications for both Nova Marine and Nova Ray(R). As a business owner, commercial diver and ROV operator, he brings established leadership, marketing and business development skills to the Company's efforts. Formerly Special Projects Director of Nova Marine, Mr. Geriene was critical in the development of business relationships throughout North America, the Caribbean and Asia for his company.

Marc's business acumen, experience in developing strong business relationships internationally and contract negotiation skills will be most valuable to Ruby as he joins our Board of Directors. G. Howard Collingwood, Chairman of the Board and Chief Executive Officer of Ruby stated that, "The synergies between Nova Marine Exploration and Nova Ray(R) and Ruby are tremendous. We have a wonderful opportunity to work together for the benefit of each other such that the whole will be much larger than it could have been if each worked independently."

In other news, G. Howard Collingwood, Chairman of the Board and Chief Executive Officer of Ruby has been named as a board member of Nova Marine Exploration, Inc. in recognition of Ruby's intention to establish an ownership position in Nova Marine.

Please visit http://www.admiraltycorporation.com for other news. A number of new pictures from our Key West, Florida work and pictures of the Nova Ray(R) ROV are available as well as some recent "Questions from Stockholders."

Forward-Looking Statements Caution:

This release contains "forward looking statements." Such statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward looking statements are based on expectations, estimates and projections that involve a number of risks and uncertainties (some of which are described in the Company's Annual Report for 2003 on Form 10-KSB filed with the SEC) which could cause actual results or events to differ materially from those anticipated. Ruby does not undertake to update any of its forward-looking statements that may be made from time to time.

SOURCE: Ruby Mining Company
CONTACT: G. Howard Collingwood, COB & CEO
         (404) 231-8500
         URL: http://www.admiraltycorporation.com
         http://www.macreport.net

                                   The Future

Ruby Mining Company (Admiralty) is moving to expand its future prospects from a company that was focused on one permitted area with significant seasonal impacts to a more broad based company that is not so impacted by events in one area. We intend to maintain a superior technological position in our industry and to expand our areas of work. The Pedro Bank will continue to be an area of focus and we intend to return to C Shoal on the Pedro Bank for ground truthing, recovery and restoration in the near term. We anticipate a successful operation in Jamaica continuing well over a decade into the future.

The arrest and recovery of the four deep wrecks brought to us with the joint agreement between Nova Marine Exploration, Inc., John Doering, and Admiralty will move us into a new area, but is consistent with our desire to recover valuable artifacts. The anticipated ownership of a significant portion of Nova Marine broadens our opportunities even more both geographically and into the manufacturing and Homeland Security areas. While this may seem to be somewhat unrelated, it is actually quite synergistic because of the technologies involved.

As we recover valuable artifacts, we will need to manage these artifacts in a way that will realize good value for our company and our shareholders. While our plans in this area are in the early phases and they will surely change as we learn more, we are already planning for success. A market for the more valuable artifacts is expected to exist with wealthy collectors and perhaps museums and we would expect to place some of the more valuable items in exhibits which would be available to the general public. We anticipate a number of exhibits which would contain a wide variety of artifacts.

As we recover artifacts, we intend to properly document their history and we intend to properly restore the items recovered. As a part of this preservation, we intend to package the items in an attractive manner so as to ensure that they are presented in a setting that is tasteful and one that the owner would be proud to own and display. We anticipate opportunities to create jewelry, mounted coins, stands and cases to hold various artifacts, and the like that will both protect the artifact as well as present it properly.

For less expensive, but still most valuable and interesting artifacts, we anticipate sales via other means to the general public. We are hopeful to make items available to our shareholders on a discounted basis and anticipate declaring an artifact dividend to our shareholders once we accumulate a large enough inventory of artifacts. Such a dividend would not preclude cash dividends, but would be separate and not necessarily related to any cash dividend that might be given in the future. We envision the creation of a catalogue containing a wide range of items. Each item would carry a point value. A shareholder of record date would be established and each shareholder would receive one point for each share owned on the record date. These points could be used to redeem artifacts from the catalogue. We feel that most of our shareholders would enjoy owning an artifact that their company recovered.

An opportunity has arisen from our anticipated ownership position in Nova Marine Exploration. Nova Marine has agreed to allow us to market their collection of artifacts (porcelain, pottery and glass) recovered from a 900 year old (Sing Dynasty) Chinese Merchant Ship in the South China Sea. We are already exploring the feasibility of managing this project. The collection is valued at over $2,000,000 and can be seen at www.oceanrecoveries.com

Nova Marine has knowledge of valuable artifacts in the Eastern part of the world. We intend to work with them toward the utilization of this knowledge to our mutual advantage. There are also several other opportunities with other individuals or groups that are being considered in the Western Hemisphere.

As Nova Ray expands its position, we expect to benefit as part owners of this business. As we progress, we are hopeful to qualify to move to the American Stock Exchange. We feel it is in Admiralty's best interest to do this move as quickly as is reasonable.



This summary contains "forward looking statements." Such statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward looking statements are based on expectations, estimates and projections that involve a number of risks and uncertainties (some of which are described in the Company's Annual Report for 2003 on Form 10-KSB filed with the SEC) which could cause actual results or events to differ materially from those anticipated. Ruby does not undertake to update any of its forward-looking statements that may be made from time to time.